Rule 497(d)

                      The First Trust Combined Series 546

                          Supplement to the Prospectus


     Notwithstanding anything to the contrary in the Prospectus, E D & F Man Capital Markets Inc. may sell Units of the Trust acquired from the Underwriters or the Sponsor to other broker/dealers and other selling agents at a Public Offering Price less a concession or agency commission not in excess of the underwriter concession allowed to the Underwriters by the Sponsor as described in the Underwriting Concessions section of the Prospectus.




January 24, 2017